OTHER INCOME (Tables)	12 Months Ended
Dec. 31, 2025
Other income [abstract]
Schedule of Brookfield Renewable's Other Income
Brookfield Renewable’s other income for the year ended December 31 is comprised of the following:

(MILLIONS)	2025	2024	2023
Fair value remeasurement gain on change in accounting basis(1)(2)	$836	$—	$—
Gain on disposition	408	346	72
Interest and other investment income	200	137	107
Gain on regulatory and contract settlement	—	—	22
Other(3)	145	144	470
	$1,589	$627	$671
(1)Includes $217 million related to the fair value recognition of our remaining 42% interest in a renewable operating and development platform in India as an equity-accounted investment. Refer to Note 4 - Disposal of assets for more details.
(2)Includes $619 million related to the fair value recognition of our investment in Westinghouse as a financial asset. Refer to Note 20 - Equity-accounted investments for more details.
(3)During the year ended December 31, 2023, Brookfield Renewable’s application of the acquisition method for its completed investments resulted in the recognition of net assets at a fair value that exceeded consideration transferred. A total difference in value of $465 million was recorded within other income in the consolidated statements of income (loss) during 2024 and 2023. Refer to Note 3 - Acquisitions for more details.